EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                        Reporting Period: September 2001

                            MONTHLY OPERATING REPORT

-------------------------------------------------------------------------------------------------------------
                                                                    Form           Document     Explanation
REQUIRED DOCUMENTS                                                   No            Attached      Attached
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1                X
-------------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)                       X
-------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                            X
-------------------------------------------------------------------------------------------------------------
  Cash disbursement journals(attached to bank reconciliations)                         X
-------------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2                X
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3                X
-------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
-------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                           X
-------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                  X
-------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
-------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                     X
-------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5               N/A
-------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5                X
-------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                    10/12/01
--------------------------------------          --------
Signature of Debtor                               Date


/s/ Catherine V. Merlino CFO                    10/12/01
--------------------------------------          --------
Signature of Authorized Individual                Date


/s/ Catherine V. Merlino CFO                    10/12/01
--------------------------------------          --------
Printed Name of Authorized Individual             Date

Case Number: 00-32578(NLW)
                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                     September 1, 2001 - September 30, 2001

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   -------------------------------------------------------------------
                                                                                        Real              Current    Cumulative
                                         (1)      Payroll    Payroll    Multi-family   Estate   Rental    Period   filing to date
                                      Operating     Boca     Fort Lee   Sales-Escrow     Tax    Agency    Actual       Actual
                                   -------------------------------------------------------------------------------------------------
Cash 9/1/01                           6,856,663     5,211      5,254      4,820,754     94,958   28,180 11,811,021    2,998,777
                                   =================================================================================================

Cash Receipts:

Transfer to/from DIP accounts                                                                                    0            0
Transfers (from DIP accounts)            81,000    39,000    115,000                                       235,000   16,141,930
Management fees                                                                                                  0    1,050,516
Bookkeeping fees                                                                                                 0      686,500
General Partner fees                                                                                             0    1,259,798
Sterling National Bank (2)                                                                                       0       (5,981)
Vendor refunds & expense
  reimbursments                          10,191                                                             10,191      419,963
Caton                                    13,040                                                             13,040      179,583
Notes, loans & other receivables        458,336                                                            458,336    3,995,302
Sub-lease                                                                                                        0        7,300
Interest income                                                                                                  0      434,185
Construction funding reimbursements                                                                              0       73,376
Return of earnest money                                                                                          0       23,739
Lucinai Contribution                                                                                             0      261,557
Sale of Grand Court Assets                  600                                                                600   10,534,144
Multi-family Sales                                                                                               0    4,602,062
Transition service fee                                                                                           0      515,000
Interest income-Bankruptcy                7,902                              5,603        110       33      13,648      199,833
                                   --------------------------------------------------------------------------------------------

Total Receipts                          571,069    39,000    115,000         5,603        110       33     730,815   40,378,807

Cash Disbursements:

Net Payroll and related taxes
  and expenses                                    (38,881)  (114,331)                                     (153,212)  (6,253,646)
Insurance                               (61,579)                                                           (61,579)    (908,752)
Administrative                         (103,371)                (553)                                     (103,924)  (3,057,640)
Taxes                                                                                                            0     (340,881)
Other(see attached schedule)            (18,000)                                                           (18,000)  (1,665,004)
Transfers (to DIP accounts)            (235,000)                                                          (235,000) (16,141,930)
Restructuring Costs                       8,205                                                              8,205   (2,989,655)
US Trustee Quarterly Fees                                                                                        0      (41,750)
                                   --------------------------------------------------------------------------------------------

Total Cash Disbursements               (409,745)  (38,881)  (114,884)            0          0        0    (563,510) (31,399,258)
                                   --------------------------------------------------------------------------------------------

Net Cash Flow                           161,324       119        116         5,603        110       33     167,305    8,979,549
                                   --------------------------------------------------------------------------------------------

Cash September 30, 2001               7,017,987     5,330      5,370     4,826,357     95,068   28,213  11,978,326   11,978,326
                                   ============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                           563,510
Less: Transfers to Debtor in Possession accounts             (235,000)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              328,510
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number:OO-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
September 1, 2001 - September 30, 2001

Disbursements-Other

Property Funding-operations          18,000 (1)
                                  ---------
                                     18,000
                                  =========

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
September 30, 2001

Beginning Balance @9/01/01                                         6,742,450.12

Add: Cash Receipts                                                   490,070.46
Less: Cash Disbursements                                            (235,000.00)
                                                                   ------------
Book Balance @9/30/01                                              6,997,520.58

Less: Deposits in Transit-
Add: Outstanding Checks-
                                                                   ------------

Bank Balance @9/30/01                                              6,997,520.58
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
September 30, 2001
                                                                  GCL
                                                              ----------

COBRA receipts                                       9/4/01       180.00
Expense reimbursement                                9/5/01       125.18
Caton                                                9/6/01    13,040.36
COBRA receipts                                       9/7/01     1,270.13
Vendor refund                                       9/10/01       102.03
Cashflow                                            9/13/01   371,287.11
Vendor refund                                       9/13/01     5,310.26
Cashflow                                            9/17/01    14,252.16
COBRA receipts                                      9/20/01     3,204.25
Cashflow                                            9/24/01    35,297.46
Batchelor receivable                                9/27/01    37,500.00
Purchase of furniture                               9/27/01       600.00
Interest Income                                     9/30/01     7,901.52
                                                              ----------
                                                              490,070.46
                                                              ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
September 30, 2001

             Vendor                                                  Check
Check No      Name                         Reference                  Date        Amount
-------------------------------------------------------------------------------------------
Debit      Grand Court  Transfer to Chase Business Checking Acct.    9/13/01      35,000.00
Debit      Grand Court  Transfer to Fleet Payroll Acct               9/13/01      58,000.00
Debit      Grand Court  Transfer to Bank Atlantic Payroll Acct       9/13/01      19,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.    9/17/01      31,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.    9/25/01      62,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.    9/28/01      30,000.00
                                                                                 ----------
                                                                                 235.000.00
                                                                                 ==========

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
September 30, 2001

Beginning Balance @9/01/01                                           114,212.11

Add: Cash Receipts                                                   158,000.00
Less: Cash Disbursements                                            (251,745.39)
                                                                   ------------

Book Balance @9/30/01                                                 20,466.72

Less: Deposits and transit
Add: Outstanding Checks                                               16,318.82
                                                                   ------------

Bank Balance @9/30/01                                                 36,785.54
                                                                   ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
September 30, 2001

Deposit                                                 Deposit
 Date                      Description                   Amount
-----------------------------------------------------------------
9/13/01    Transfer to Chase Business Checking Acct.    35,000.00
9/17/01    Transfer to Chase Business Checking Acct.    31,000.00
9/25/01    Transfer to Chase Business Checking Acct.    62,000.00
9/28/01    Transfer to Chase Business Checking Acct.    30,000.00
                                                       ----------
                                                       158,000.00
                                                       ==========

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2001
--------------------------------------------------------------------------------
                                                                      September
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    5,211.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                              WT fm Chase            19,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            20,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                       9/14/01             (18,751.86)
--------------------------------------------------------------------------------
                                                9/28/011            (19,796.84)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
401-k transfer                                  9/14/01                (166.17)
--------------------------------------------------------------------------------
401-k transfer                                  9/28/011               (166.17)
--------------------------------------------------------------------------------
401-k transfer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       5,330.56
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:                               9/28/01 401K                         166.17
--------------------------------------------------------------------------------
                                   ck#3425                              986.12
--------------------------------------------------------------------------------
                                   ck#3426                            1,828.52
--------------------------------------------------------------------------------
                                   ck#3427                            6,165.12
--------------------------------------------------------------------------------
                                   ck#3429                            1,052.61
--------------------------------------------------------------------------------
                                   ck#3430                            3,507.01
--------------------------------------------------------------------------------
                                   ck#3431                            5,026.96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     18,732.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         24,063.07
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                   23,063.07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
                                                                       Sep 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    5,254.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L                                     WT fm Chase         18,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         58,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         39,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                            9/14/01        (61,298.19)
--------------------------------------------------------------------------------
                                                     9/28/01         (5,446.53)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health insurance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                        9/14/01        (31,887.95)
--------------------------------------------------------------------------------
Payroll taxes                                        9/28/01        (13,074.49)
--------------------------------------------------------------------------------
Payroll taxes                                       NJ-SUI             (161.24)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                     ck#1308             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1309             (1,311.50)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 8/27/01           (300.03)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 9/14/01            (91.98)
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-Safety deposit box
--------------------------------------------------------------------------------
Other-Safety deposit box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       5,371.46
                                                                      ========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:                                             ck#1309              1,311.50
--------------------------------------------------------------------------------
                                                 ck#3416              2,987.31
--------------------------------------------------------------------------------
                                                 ck#3417              1,686.16
--------------------------------------------------------------------------------
                                                 ck#3421              5,518.06
--------------------------------------------------------------------------------
                                                 NJ SUI                 161.24
--------------------------------------------------------------------------------
                                                                          7.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                             11,671.66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         17,043.12
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                   17,043.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
September 30, 2001

Beginning Balance @9/01/01                                          4,820,754.37

Add: Cash Receipts-
Add: Cash Receipts-interest income                                      5,603.13

                                                                    ------------

Book Balance @9/30/01                                               4,826,357.50

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------
Bank Balance @9/30/01                                               4,826,357.50
                                                                    ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
September 30, 2001

Beginning Balance @9/01/01                                             94,958.30

Add: Cash Receipts-Interest Income                                        110.37
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @9/30/01                                                  95,068.67

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @9/30/01                                                  95,068.67
                                                                    ============

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
September 30, 2001

Beginning Balance @9/01/01                                             28,180.04

Add: Cash Receipts                                                         32.75
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @9/30/01                                                  28,212.79

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @9/30/01                                                  28,212.79
                                                                    ============

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
August 31, 2001

Beginning Balance @8/01/01                                         7,927,499.51

Add: Cash Receipts                                                    73,950.61
Less: Cash Disbursements                                          (1,259,000.00)
                                                                  -------------

Book Balance @8/31/01                                              6,742,450.12

Less: Deposits in Transit-                                               (39.39)
Add: Outstanding Checks-
                                                                  -------------

Bank Balance @8/31/01                                              6,742,410.73
                                                                  =============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
August 31, 2001
                                                                          GCL
                                                                       ---------

Vendor refund                                          8/1/01             278.46
Cashflow                                               8/2/01          21,570.94
Caton                                                  8/2/01          14,962.76
Add'l sales proceeds                                   8/3/01          12,456.18
Cashflow                                              8/14/01           9,828.66
Vendor refund                                         8/14/01              72.28
COBRA receipts                                        8/15/01           1,705.00
COBRA receipts                                        8/27/01           3,190.00
Vendor refund                                         8/27/01              10.98
Expense reimbursement                                 8/31/01              39.39
Interest Income                                       8/31/01           9,835.96

                                                                       ---------
                                                                       73,950.61
                                                                       =========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
August 31, 2001

                     Vendor                                                     Check
    Check No          Name                          Reference                    Date       Amount
-----------------------------------------------------------------------------------------------------
Debit             Grand Court   Transfer to Chase Business Checking Acct.       8/1/01      72,000.00
Debit             Grand Court   Transfer to Chase Business Checking Acct.       8/3/01      20,000.00
Debit             Grand Court   Transfer to Chase Business Checking Acct.      8/13/01      52,000.00
Debit             Grand Court   Transfer to Chase Business Checking Acct.      8/14/01      70,000.00
Debit             Grand Court   Transfer to Chase Business Checking Acct.      8/15/01      30,000.00
Debit             Grand Court   Transfer to Chase Business Checking Acct.      8/20/01      25,000.00
Debit             Grand Court   Transfer to Chase Business Checking Acct.      8/27/01      98,000.00
Debit             Grand Court   Transfer to Chase Business Checking Acct.      8/28/01      62,000.00
Debit             Grand Court   Transfer to Chase Business Checking Acct.      8/29/01     830,000.00
                                                                                         ------------

                                                                                         1,259,000.00
                                                                                         ============

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
August 31, 2001

Beginning Balance @8/01/01                                            22,092.07

Add: Cash Receipts                                                 1,259,000.00
Less: Cash Disbursements                                          (1,166,879.96)
                                                                  -------------

Book Balance @8/31/01                                                114,212.11

Less: Deposits and transit
Add: Outstanding Checks                                              805,633.89
                                                                  -------------

Bank Balance @8/31/01                                                919,846.00
                                                                  =============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
August 31, 2001

Deposit                                                   Deposit
  Date                    Description                      Amount
--------------------------------------------------------------------
  8/1/01     Transfer from Chase money market acct.        72,000.00
  8/3/01     Transfer from Chase money market acct.        20,000.00
 8/13/01     Transfer from Chase money market acct.        52,000.00
 8/14/01     Transfer from Chase money market acct.        70,000.00
 8/15/01     Transfer from Chase money market acct.        30,000.00
 8/20/01     Transfer from Chase money market acct.        25,000.00
 8/27/01     Transfer from Chase money market acct.        98,000.00
 8/28/01     Transfer from Chase money market acct.        62,000.00
 8/29/01     Transfer from Chase money market acct.       830,000.00
                                                        ------------

                                                        1,259,000.00
                                                        ============

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
August 31, 2001

Beginning Balance @8/01/01                                          4,814,616.91

Add: Cash Receipts-
Add: Cash Receipts-interest income                                      6,137.46
Less: Cash Disbursements-transfer to Chase Checking
                                                                    ------------

Book Balance @8/31/01                                               4,820,754.37

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @8/31/01                                               4,820,754.37
                                                                    ============

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
August 31, 2001

Beginning Balance @8/01/01                                             28,144.16

Add: Cash Receipts                                                         35.88
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @8/31/01                                                  28,180.04

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @8/31/01                                                  28,180.04
                                                                    ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
August 31, 2001

Beginning Balance @8/01/01                                             94,837.41

Add: Cash Receipts-Interest Income                                        120.89
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @8/31/01                                                  94,958.30

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @8/31/01                                                  94,958.30
                                                                    ============

                                                                      Form MOR-2
                          Grand Court Lifestyles, Inc.
                                Income Statement
                     September 1, 2001 - September 30, 2001

                                                            Cumulative Filing
                                                   9/30/01         to Date
                                              -------------------------------
Revenues:

Management Fee Income                                    0       2,279,074
General Partner Fees                                     0         304,645
Interest Income                                     60,628      10,230,615
Deferred Profit Earned                              43,252         885,840
Loss from Wholly-Owned Subsidiaries                      0      (2,283,377)
Loss from Joint Ventures                                 0      (1,183,855)
Other Income                                             0         515,000
                                              ----------------------------

Total Revenues                                     103,880      10,747,942

Administrative Expenses:

Travel                                               4,088          75,687
Telephone                                            5,663         291,723
Federal Express                                      2,467          63,416
Postage                                              3,000          41,964
Office Supplies & Expense                            3,624         260,511
Outside Storage                                      1,631          29,801
Miscellaneous                                            0          42,021
ADP                                                    392          12,352
Legal & Accounting                                       0         133,409
Licenses & Filing Fees                               1,097          44,929
Recruitment                                              0           8,855
Printing                                                 0           8,765
Caton Expenses                                      26,947         282,964
Rent                                                30,820         988,561
Computer Equipment Maintenance                         587         181,705
Insurance                                           66,066         724,268
Equipment Leases                                     3,654         136,614
Office Salaries and expenses                       156,506       6,148,230
Director's Fees                                          0           9,500
Interest                                                 0          25,874
Corporate Taxes                                          0         253,098
Amortization                                             0         472,545
                                              ----------------------------

Total Administrative Expenses                      306,542      10,236,792
                                              ----------------------------
Extraordinary Expenses:

Net loss due to loss of properties (1)             826,994      25,630,421
                                              ----------------------------

Total Expenses                                   1,133,536      35,867,213
                                              ----------------------------
Net Income (Loss) Before Reorganization
  Expenses                                      (1,029,656)    (25,119,271)
                                              ----------------------------


Restructuring Expenses:
Administrative fees                                (26,153)       (346,588)
Professional fees                                  (21,000)     (3,345,842)
US Trustee Quarterly Fees                                0         (41,750)
Interest Earned on Accumulated Cash
  from Chapter 11                                   13,648         199,834
                                              ----------------------------
Total Reorganization Expenses                      (33,505)     (3,534,346)
                                              ----------------------------
Net Income (Loss)                               (1,063,161)    (28,653,617)
                                              ============================


Note (1):

(a) Net loss due to loss of properties for the month of September represents:

(i) reduction of loans payable due to the collection of investor notes which were sold as part of the sale of the general partner interests pursuant to section 363 of the bankruptcy code and the application of the investor note
payments to the Debtor's liability.                                                     (41,500)

as offset by:

(ii) the write-off of a multi-family note and related receviable due to the
foreclosure of the underlying property                                                  868,494
                                                                                        -------
                                                                                        826,994
                                                                                        =======

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                 Balance Sheet
                               September 30, 2001

                                                    Book Value      Book Value
                                                    at end of      on Petition
                                                      Month            Date
                                                --------------------------------
Assets:

Cash                                                 11,978,326       2,998,777
Notes & Receivables                                 171,624,645     227,986,234
Investments                                           8,197,789      16,099,729
Construction in Progress                                     (0)        739,486
Furniture & Equipment-net                               334,692       4,658,158
Other Assets                                         16,710,903      18,526,143
                                                --------------------------------

Total Assets                                        208,846,355     271,008,527
                                                ================================
Liabilities Not Subject to Compromise:

Accounts Payable                                        289,820         549,781
Professional Fees                                       964,158              --
                                                --------------------------------

Total Post-Petition Liabilities                       1,253,978         549,781
                                                --------------------------------

Deferred Income                                      43,715,148      67,403,696
Deferred Rent Obligations                                    --       2,741,705

Liabilities Subject to Compromise:

Secured Debt                                         94,247,584     106,385,512
Priority Debt                                           217,279         486,635
Unsecured Debt                                       88,425,112      84,197,250
                                                --------------------------------

Total Pre-Petition Liabilities                      182,889,975     191,069,397
                                                --------------------------------
Stockholders' Equity:

Common Stock                                            178,000         178,000
Treasury Stock                                       (1,579,817)     (1,579,817)
Paid-in-Capital                                      75,350,594      75,053,000
Accumulated Deficit                                 (57,091,480)    (57,190,813)
Net (loss) for period                               (35,870,043)     (7,216,422)
                                                --------------------------------

Total Stockholders' Equity                          (19,012,746)      9,243,948
                                                --------------------------------

Total Liabilities & Stockholders' Equity            208,846,355     271,008,527
                                                ================================

                           Case Number: OO-32578(NLW)
                    Reporting Period: Month of September 2001
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                        Beginning     Amount                                                          Ending
                           Tax       Withheld          Amount       Date              Check No         Tax
                        Liability   or Accrued          Paid        Paid               or EFT        Liability
                       ---------------------------------------------------------------------------------------
Federal

Withholding                (0)       27,927            27,927      9/14,9/28          see attached      (0)
FICA-Employee              (0)        4,484             4,484      9/14,9/28          see attached      (0)
FICA-Employer              (0)        4,484             4,484      9/14,9/28          see attached      (0)
Unemployment                0                                                                            0
Income                      0                                                                            0
Other:                      0                                                                            0
                         -------------------------------------------------------------------------------------
   Total Federal Taxes      0        36,894            36,894                  0                 0       0
                         -------------------------------------------------------------------------------------
State & Local

Withholding                 0         8,069             8,069      9/14,9/28          see attached       0
Sales
Excise
Unemployment                0                               0                                            0
Real Property
Personal Property
Other
                         -------------------------------------------------------------------------------------
   Total State & Local      0         8,069             8,069                  0                 0       0
                         -------------------------------------------------------------------------------------

Total Taxes                (0)       44,962            44,962                  0                 0       0
                         =====================================================================================

Case Number:OO-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                      Reporting period: September 30, 2001

                                                        Number of Days Past Due

                            Current     O-30       31-60    61-90   Over 90     Total
                           ----------------------------------------------------------
Accounts Payable                        6,633       23,924    61     24,531    55,149
Accrued expenses                                                     19,805    19,805
Taxes Payable                24,014                                            24,014
Other                       185,038                                   5,814   190,852
                           ----------------------------------------------------------
Total Post Petition Debts   209,052     6,633       23,924    61     50,150   289,820
                           ==========================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                        Reporting Period - September 2001

Debtor Questionaire
                                                             Yes          No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside
      the normal course of business this reporting
      period? If yes, provide an explanation below.           X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account
      other than a debtor in possession account this
      reporting period? If yes, provide an explanation
      below.                                                               X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely
      filed? If no, provide an explanation below.             X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and
      other necessary insurance coverages in effect? If
      no, provide an explanation below.                       X
--------------------------------------------------------------------------------

Explanantion to 1:

The debtor reflected a write-off of a multi-family note and related receivable due to the foreclosure of the underlying multi-family property.